UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health & Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Donald C. Burke, Vice President, The
      Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

The Massachusetts                                                      BLACKROCK
Health & Education
Tax-Exempt Trust

SEMI-ANNUAL REPORT
JUNE 30, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Massachusetts Health & Education Tax-Exempt Trust

Officers and Trustees

Walter B. Prince, Chairman and Trustee
James F. Carlin, III, Trustee
Thomas H. Green, III, Trustee
Edward M. Murphy, Trustee
Frank Nesvet, Trustee
James M. Storey, Trustee
Donald C. Burke, Vice President and Treasurer
Catherine A. Johnston, Trust Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018


2       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

A Letter to Shareholders

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total Returns as of June 30, 2007                                                      6-month        12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                           + 6.96%        +20.59%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                            + 6.45         +16.43
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       +10.74         +27.00
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                + 0.98         + 6.12
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          + 0.14         + 4.69
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        + 2.96         +11.22
--------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                     Sincerely,


                                     /s/ Robert C. Doll, Jr.

                                     Robert C. Doll, Jr.
                                     Vice Chairman and Director, BlackRock, Inc.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       3

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As of June 30,2007, the Trust's leverage amount, due to Auction Preferred Shares, was 38.40% of total net assets, before the deduction of Preferred Shares.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in inverse floaters. Certain inverse floaters may be presented for financial reporting purposes as secured borrowings by the Trust.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


4       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

Fund Summary as of June 30, 2007
                           The Massachusetts Health & Education Tax-Exempt Trust

Trust Information

Symbol on American Stock Exchange ...............................       MHE
Initial Offering Date ...........................................  July 23, 1993
Yield on Closing Market Price as of 6/30/07 ($12.45)* ...........      4.72%
Current Monthly Distribution per Common Share** .................   $  .049
Current Annualized Distribution per Common Share** ..............   $  .588
Leverage as of 6/30/07*** .......................................     38.40%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
***   As a percentage of managed assets.

The table below summarizes the changes in the Trust's market price and net asset value:

-------------------------------------------------------------------------------------------
                                      6/30/07     12/31/06     Change      High        Low
-------------------------------------------------------------------------------------------
Market Price ...................      $12.45       $13.10     (4.96%)     $13.50     $12.31
Net Asset Value ................      $13.46       $13.90     (3.17%)     $14.06     $13.32
-------------------------------------------------------------------------------------------

The following charts show the Trust's portfolio composition and credit quality allocations of the Trust's long-term investments:

Portfolio Composition

Sector                                                      6/30/07     12/31/06
--------------------------------------------------------------------------------
Education .................................................   53%          46%
Hospital ..................................................   25           27
City, County & State ......................................   11           12
Housing ...................................................    5            5
Industrial & Pollution Control ............................    5            4
Transportation ............................................    1            3
Water & Sewer .............................................   --*           2
Lease Revenue .............................................   --*           1
--------------------------------------------------------------------------------
*     Amount is less than 1%.

Credit Quality Allocations*

Credit Rating                                               6/30/07     12/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................   43%          41%
AA/Aa .....................................................   16           18
A .........................................................   18           16
BBB/Baa ...................................................    8           11
BB/Ba .....................................................    3            3
B .........................................................    3            3
Not Rated .................................................    9            8
--------------------------------------------------------------------------------
*     Using the highest of S&P's or Moody's ratings.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       5

Schedule of Investments as of June 30, 2007 (Unaudited)           (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Massachusetts -- 156.7%
-------------------------------------------------------------------------------
    $1,000    Massachusetts Educational Financing Authority,
              Education Loan Revenue Refunding Bonds, AMT,
              Issue E, Series A, 4.70% due 1/01/2033 (b)                $   955
-------------------------------------------------------------------------------
     1,000    Massachusetts State College Building Authority, Project
              Revenue Bonds, Series A, 5% due 5/01/2031 (b)               1,036
-------------------------------------------------------------------------------
       825    Massachusetts State College Building Authority, Project
              Revenue Refunding Bonds, Series B, 5.50%
              due 5/01/2039 (m)                                             941
-------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Education Revenue Bonds:
     1,100        (Belmont Hill School), 5% due 9/01/2011 (i)             1,152
     1,000        (Belmont Hill School), 4.50% due 9/01/2036                931
       400        (Middlesex School Project), 5% due 9/01/2033              407
       250        (Xaverian Brothers High School), 5.65%
                  due 7/01/2029                                             256
-------------------------------------------------------------------------------
     1,000    Massachusetts State Development Finance Agency,
              Educational Facility Revenue Bonds (Academy of the
              Pacific Rim), Series A, 5.125% due 6/01/2031 (a)            1,013
-------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency, First
              Mortgage Revenue Bonds, Series A:
       855        (Edgecombe Project), 6.75% due 7/01/2021                  927
       850        (Overlook Communities Inc.), 6.125%
                  due 7/01/2024                                             877
-------------------------------------------------------------------------------
     1,250    Massachusetts State Development Finance Agency,
              First Mortgage Revenue Refunding Bonds (Symmes
              Life Care, Inc. -- Brookhaven at Lexington), Series A,
              5% due 3/01/2035 (j)                                        1,271
-------------------------------------------------------------------------------
       500    Massachusetts State Development Finance Agency,
              Human Service Provider Revenue Bonds (Seven Hills
              Foundation & Affiliates), 5% due 9/01/2035 (j)                508
-------------------------------------------------------------------------------
       825    Massachusetts State Development Finance Agency,
              Resource Recovery Revenue Bonds (Ogden Haverhill
              Associates), AMT, Series A, 6.70% due 12/01/2014              877
-------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency
              Revenue Bonds:
     1,000        (Boston University), Series T-1, 5%
                  due 10/01/2039 (b)                                      1,026
       500        (College of Pharmacy and Allied Health Services),
                  Series D, 5% due 7/01/2027 (c)                            512
       500        (Curry College), Series A, 5% due 3/01/2035 (a)           498
       400        (Franklin W. Olin College), Series B, 5.25%
                  due 7/01/2033 (m)                                         416
     1,000        (Massachusetts College of Pharmacy and Health
                  Sciences), 5.75% due 7/01/2033                          1,061
       425        (Massachusetts Council of Human Service
                  Providers, Inc.), Series C, 6.60% due 8/15/2029           427
     2,000        (Smith College), 5% due 7/01/2035                       2,053
-------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency
              Revenue Bonds (concluded):
       500        (Volunteers of America -- Ayer Limited Partnership),
                  AMT, Series A, 6.20% due 2/20/2046 (h)                    557
     1,000        (WGBH Educational Foundation), Series A, 5.375%
                  due 1/01/2012 (b)(i)                                    1,065
     1,100        (WGBH Educational Foundation), Series A, 5.75%
                  due 1/01/2042 (b)                                       1,297
       600        (Western New England College), 5.875%
                  due 12/01/2012 (i)                                        645
       540        (The Wheeler School), 6.50% due 12/01/2029                565
       500        (Williston Northampton School Project), 5%
                  due 10/01/2025 (m)                                        517
     1,985        (Worcester Polytechnic Institute), 5%
                  due 9/01/2027 (n)                                       2,072
-------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Revenue Refunding Bonds:
     1,500        (Boston University), Series P, 5.45% due 5/15/2059      1,584
       500        (Clark University), 5.125% due 10/01/2035 (m)             519
     1,500        (Western New England College), Series A, 5%
                  due 9/01/2033 (c)                                       1,539
-------------------------------------------------------------------------------
     1,000    Massachusetts State, HFA, Housing Revenue Bonds,
              AMT, Series A, 5.25% due 12/01/2048                         1,003
-------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority Revenue Bonds:
     1,000        (Baystate Medical Center), Series F, 5.75%
                  due 7/01/2033                                           1,050
       350        (Berkshire Health System), Series E, 6.25%
                  due 10/01/2031                                            372
     1,000        (Berkshire Health System), Series F, 5%
                  due 10/01/2019 (c)                                      1,042
     1,350        (Harvard University), Series FF, 5.125%
                  due 7/15/2037                                           1,398
       750        (Milford-Whitinsville Hospital), Series D, 6.35%
                  due 7/15/2012 (i)                                         831
       100        (Partners Healthcare System), VRDN, Series D-5,
                  3.75% due 7/01/2017 (l)                                   100
       300        (Partners Healthcare System), VRDN, Series D-6,
                  3.80% due 7/01/2017 (l)                                   300
     1,000        (Simmons College), Series F, 5%
                  due 10/01/2013 (f)(i)                                   1,055
       230        (University of Massachusetts), Series C, 5.125%
                  due 10/01/2034 (f)                                        238
     1,210        (Wheaton College), Series D, 6% due 1/01/2018           1,243
-------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority, Revenue Refunding Bonds:
       780        (Bay Cove Human Services Issue), Series A, 5.90%
                  due 4/01/2028                                             789
     1,000        (Boston College), Series N, 5.125% due 6/01/2037        1,027
       100        (Children's Hospital Project), VRDN, Series L-2,
                  3.75% due 10/01/2042 (b)(l)                               100
       500        (Christopher House), Series A, 6.875%
                  due 1/01/2029                                             515

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Massachusetts (continued)
-------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority, Revenue Refunding Bonds (concluded):
     $ 800        (Covenant Health System), 6% due 7/01/2022            $   848
       400        (Covenant Health System), 6% due 7/01/2031                427
       495        (Learning Center For Deaf Children), Series C,
                  6.125% due 7/01/2029                                      506
       500        (Massachusetts Institute of Technology), Series L,
                  5% due 7/01/2023                                          538
       500        (Partners Healthcare System), Series C, 5.75%
                  due 7/01/2032                                             531
       395        (Valley Regional Health System), Series C, 5.75%
                  due 7/01/2018 (e)                                         396
     1,500        (Wellesley College), 5% due 7/01/2033                   1,534
-------------------------------------------------------------------------------
       730    Massachusetts State Industrial Finance Agency, Health
              Care Facility Revenue Bonds (Age Institute of
              Massachusetts Project), 8.05% due 11/01/2025                  745
-------------------------------------------------------------------------------
     1,500    Massachusetts State Industrial Finance Agency, PCR
              (General Motors Corporation), 5.55% due 4/01/2009           1,503
-------------------------------------------------------------------------------
       400    Massachusetts State Industrial Finance Agency Revenue
              Bonds (Wentworth Institute of Technology), 5.75%
              due 10/01/2008 (i)                                            416
-------------------------------------------------------------------------------
       340    Massachusetts State Industrial Finance Agency, Senior
              Living Facility Revenue Bonds (Forge Hill Project), AMT,
              6.75% due 4/01/2008 (i)                                       353
-------------------------------------------------------------------------------
     2,000    Massachusetts State School Building Authority,
              Dedicated Sales Tax Revenue Bonds, Series A, 5%
              due 8/15/2030 (g)                                           2,071
-------------------------------------------------------------------------------
     1,000    Rail Connections, Inc., Massachusetts, Capital
              Appreciation Revenue Bonds (Route 128 Parking
              Garage), Series B, 6.53% due 7/01/2009 (a)(i)(k)              466
-------------------------------------------------------------------------------
       500    University of Massachusetts Building Authority, Project
              Revenue Refunding Bonds, Senior Series 04-1, 5.125%
              due 11/01/2014 (b)(i)                                         535
===============================================================================
Puerto Rico -- 4.4%
-------------------------------------------------------------------------------
     1,285    Puerto Rico Public Buildings Authority, Government
              Facilities Revenue Refunding Bonds, Series F, 5.25%
              due 7/01/2025 (d)(g)                                        1,410
-------------------------------------------------------------------------------
Total Investments (Cost -- $49,393*) -- 161.1%                           50,846

Other Assets Less Liabilities -- 2.3%                                       719

Preferred Shares, at
Redemption Value -- (63.4%)                                             (20,011)
                                                                       --------
Net Assets Applicable to Common Shares -- 100.0%                       $ 31,554
                                          =====                        ========

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................   $ 49,261
                                                                       ========
      Gross unrealized appreciation ................................   $  1,753
      Gross unrealized depreciation ................................       (168)
                                                                       --------
      Net unrealized appreciation ..................................   $  1,585
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   CIFG Insured.
(e)   Connie Lee Insured.
(f)   FGIC Insured.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   Prerefunded.
(j)   Radian Insured.
(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m)   XL Capital Insured.
(n)   MBIA Insured.
o Forward interest rate swaps outstanding as of June 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.824% and receive a floating rate based on 1-Week Bond
        Market Association Rate

        Broker, JPMorgan Chase
        Expires September 2016                         $2,500           $22

      Pay a fixed rate of 3.834% and receive a floating rate based on 1-Week Bond
        Market Association Rate

        Broker, JPMorgan Chase
        Expires August 2017                            $1,500            17
      --------------------------------------------------------------------------
      Total                                                             $39
                                                                        ===

      See Notes to Financial Statements.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       7

Statement of Net Assets

As of June 30, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $49,393,041) ......                   $ 50,845,529
            Unrealized appreciation on forward interest rate swaps .................................                         39,244
            Interest receivable ....................................................................                        866,662
            Prepaid expenses .......................................................................                          7,611
                                                                                                                       ------------
            Total assets ...........................................................................                     51,759,046
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Bank overdraft .........................................................................                         99,598
            Payables:
                Investment adviser .................................................................   $     15,323
                Administration fees ................................................................          6,567
                Distributions to shareholders ......................................................          4,993
                Other affiliates ...................................................................            252          27,135
                                                                                                       ------------
            Accrued expenses .......................................................................                         67,129
                                                                                                                       ------------
            Total liabilities ......................................................................                        193,862
                                                                                                                       ------------
===================================================================================================================================
Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Shares, at redemption value, par value $.01 per share (200 Series A Shares and 200 Series B Shares of APS* authorized, issued and outstanding at $50,000 per
              share liquidation preference) ........................................................                     20,010,828
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares .................................................                   $ 31,554,356
                                                                                                                       ============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Common Shares, par value $.01 per share (2,344,067 shares issued and outstanding) ......                   $     23,441
            Paid-in capital in excess of par .......................................................                     29,660,491
            Undistributed investment income -- net .................................................   $    296,838
            Undistributed realized capital gains -- net ............................................         81,854
            Unrealized appreciation -- net .........................................................      1,491,732
                                                                                                       ------------
            Total accumulated earnings -- net ......................................................                      1,870,424
                                                                                                                       ------------
            Total -- Equivalent to $13.46 net asset value per Common Share (market price -- $12.45)                    $ 31,554,356
                                                                                                                       ============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


8       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...............................................................................                   $  1,299,702
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...............................................................   $     90,836
            Administration fees ....................................................................         38,930
            Commission fees ........................................................................         26,749
            Printing and shareholder reports .......................................................         22,760
            Transfer agent fees ....................................................................         20,264
            Professional fees ......................................................................         17,220
            Trustees' fees and expenses ............................................................         16,366
            Other ..................................................................................          5,904
                                                                                                       ------------
            Total expenses .........................................................................                        239,029
                                                                                                                       ------------
            Investment income -- net ...............................................................                      1,060,673
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net .................................................................         68,982
                Forward interest rate swaps -- net .................................................         93,839         162,821
                                                                                                       ------------
            Change in unrealized appreciation on:
                Investments -- net .................................................................     (1,210,193)
                Forward interest rate swaps -- net .................................................           (707)     (1,210,900)
                                                                                                       ----------------------------
            Total realized and unrealized loss -- net ..............................................                     (1,048,079)
                                                                                                                       ------------
===================================================================================================================================
Dividends to Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................................                       (344,326)
                                                                                                                       ------------
            Net Decrease in Net Assets Resulting from Operations ...................................                   $   (331,732)
                                                                                                                       ============

      See Notes to Financial Statements.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       9

Statements of Changes in Net Assets

                                                                                                       For the Six
                                                                                                       Months Ended      For the
                                                                                                          June 30,      Year Ended
                                                                                                           2007         December 31,
Increase (Decrease) in Net Assets:                                                                      (Unaudited)        2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................................   $  1,060,673    $  2,108,489
            Realized gain -- net ...................................................................        162,821         201,249
            Change in unrealized appreciation -- net ...............................................     (1,210,900)        886,659
            Dividends and distributions to Preferred Shareholders ..................................       (344,326)       (660,520)
                                                                                                       ----------------------------
            Net increase (decrease) in net assets resulting from operations ........................       (331,732)      2,535,877
                                                                                                       ----------------------------
===================================================================================================================================
Dividends & Distributions to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................................       (689,156)     (1,588,436)
            Realized gain -- net ...................................................................         (5,635)       (222,930)
                                                                                                       ----------------------------
            Net decrease in net assets resulting from dividends and distributions to Common
              Shareholders .........................................................................       (694,791)     (1,811,366)
                                                                                                       ----------------------------
===================================================================================================================================
Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Shareholders in reinvestment of dividends and
              distributions ........................................................................             --          64,509
                                                                                                       ----------------------------
            Net increase in net assets derived from share transaction ..............................             --          64,509
                                                                                                       ----------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Shares ....................     (1,026,523)        789,020
            Beginning of period ....................................................................     32,580,879      31,791,859
                                                                                                       ----------------------------
            End of period* .........................................................................   $ 31,554,356    $ 32,580,879
                                                                                                       ============================
                * Undistributed investment income -- net ...........................................   $    296,838    $    269,647
                                                                                                       ============================

      See Notes to Financial Statements.


10       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

Financial Highlights

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios                             June 30,              For the Year Ended December 31,
have been derived from information                                    2007      ---------------------------------------------------
provided in the financial statements.                              (Unaudited)    2006       2005      2004+      2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ................   $ 13.90     $ 13.59    $ 13.74    $ 13.91    $ 13.76    $ 13.25
                                                                    ---------------------------------------------------------------
            Investment income -- net*** .........................       .45         .90        .83        .82        .93        .94
            Realized and unrealized gain (loss) -- net ..........      (.45)        .47        .15        .08        .07        .42
            Dividends and distributions to Preferred
              Shareholders:
                Investment income -- net ........................      (.15)       (.25)      (.11)      (.03)      (.03)      (.05)
                Realized gain -- net ............................        --        (.03)      (.01)      (.01)        --         --
                                                                    ---------------------------------------------------------------
            Total from investment operations ....................      (.15)       1.09        .86        .86        .97       1.31
                                                                    ---------------------------------------------------------------
            Less dividends and distributions to Common
              Shareholders:
                Investment income -- net ........................      (.29)       (.68)      (.78)      (.87)      (.82)      (.80)
                Realized gain -- net ............................      --++        (.10)      (.13)      (.16)        --         --
                                                                    ---------------------------------------------------------------
            Total dividends and distributions to Common
              Shareholders ......................................      (.29)       (.78)      (.91)     (1.03)      (.82)      (.80)
                                                                    ---------------------------------------------------------------
            Offering and underwriting costs resulting
              from issuance of Preferred Shares .................        --          --       (.10)        --         --         --
                                                                    ---------------------------------------------------------------
            Net asset value, end of period ......................   $ 13.46     $ 13.90    $ 13.59    $ 13.74    $ 13.91    $ 13.76
                                                                    ===============================================================
            Market price per share, end of period ...............   $ 12.45     $ 13.10    $ 13.60    $ 16.24    $ 15.26    $ 13.48
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on market price per share .....................     (2.79%)@     1.99%    (10.71%)    14.29%     20.11%      5.10%
                                                                    ===============================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares**
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement ................      1.49%*      1.64%      1.30%      1.45%      1.16%      1.19%
                                                                    ===============================================================
            Total expenses ......................................      1.49%*      1.64%      1.30%      1.45%      1.16%      1.20%
                                                                    ===============================================================
            Total investment income -- net ......................      6.61%*      6.61%      6.00%      5.97%      6.74%      7.00%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares, end of period
              (in thousands) ....................................   $31,554     $32,581    $31,792    $32,076    $32,390    $31,996
                                                                    ===============================================================
            Portfolio turnover ..................................         9%          9%        16%        21%        26%        36%
                                                                    ===============================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Shareholders.
***   Based on average shares outstanding.
+     On September 1, 2004, Fund Asset Management, L.P. became the Manager.
++    Amount is less than ($.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       11

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The counterparty for certain instruments may pledge cash or securities as collateral.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.


12       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

o Swaps -- The Trust may enter into swap agreements, which are OTC contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates).Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Bank overdraft -- The Trust recorded a bank overdraft resulting from a timing difference of security transaction settlements.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Trust implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Trust, and has determined that the adoption of FIN 48 does not have a material impact on the Trust's financial statements. The Trust files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Trust's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Trust's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       13

Notes to Financial Statements (concluded)

The Trust has also entered into an Administration Agreement with Princeton Administrators, LLC ("Princeton"). The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

For the six months ended June 30, 2007, the Trust reimbursed the Manager $406 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $5,016,939 and $4,722,996, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the six months ended June 30, 2007 remained constant and during the year ended December 31, 2006 increased by 4,386 as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 Auction Preferred Shares. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2007 were: Series A, 3.68% and Series B, 3.68%.

5. Subsequent Event:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.049000 per share on August 1, 2007 to shareholders of record on July 16, 2007.


14       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2007       15

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                      #MHET-6/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Vice President (principal executive officer) of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Vice President (principal executive officer) of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 20, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Treasurer and Chief Financial Officer (principal financial officer) of The Massachusetts Health & Education Tax-Exempt Trust

Date: August 20, 2007